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                                   EXHIBIT 10.1

                             CIPHERGEN BIOSYSTEMS, INC.

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                    SERIES E PREFERRED STOCK PURCHASE AGREEMENT

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                                   MARCH 3, 2000


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                                  TABLE OF CONTENTS

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SECTION 1 SALE OF SERIES E PREFERRED STOCK . . . . . . . . . . . . . . . . . . . . .1

     1.1   SALE OF SERIES E PREFERRED. . . . . . . . . . . . . . . . . . . . . . . .1

     1.2   CLOSING DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.3   SUBSEQUENT SALE OF THE SERIES E PREFERRED . . . . . . . . . . . . . . . .1

     1.4   DELIVERY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

SECTION 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . . . . . . . .2

     2.1   ORGANIZATION AND STANDING . . . . . . . . . . . . . . . . . . . . . . . .2

     2.2   CORPORATE POWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     2.3   SUBSIDIARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     2.4   CAPITALIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     2.5   AUTHORIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     2.6   VALIDITY OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     2.7   COMPLIANCE WITH OTHER INSTRUMENTS, ETC. . . . . . . . . . . . . . . . . .4

     2.8   LITIGATION, ETC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     2.9   REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .5

     2.10  GOVERNMENTAL OR THIRD PARTY CONSENT, ETC. . . . . . . . . . . . . . . . .5

     2.11  OFFERING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

     2.12  FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .5

     2.13  TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. . . . . . . . . . . . . . . .6

     2.14  PATENTS AND TRADEMARKS. . . . . . . . . . . . . . . . . . . . . . . . . .6

     2.15  TAX RETURNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     2.16  NO DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     2.17  AGREEMENTS; ACTION. . . . . . . . . . . . . . . . . . . . . . . . . . . .7

     2.18  RELATED-PARTY TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . .8

     2.19  PERMITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

     2.20  ENVIRONMENTAL AND SAFETY LAWS . . . . . . . . . . . . . . . . . . . . . .8

     2.21  EMPLOYEE BENEFITS PLANS; EMPLOYEES. . . . . . . . . . . . . . . . . . . .8

     2.22  INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

     2.23  USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

     2.24  MANUFACTURING AND MARKETING RIGHTS. . . . . . . . . . . . . . . . . . . .9
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                                  TABLE OF CONTENTS
                                     (CONTINUED)

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     2.25  DISCLOSURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.26  OFFERING MEMORANDUM . . . . . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 3 INVESTMENT REPRESENTATIONS . . . . . . . . . . . . . . . . . . . . . . . .9

     3.1   EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     3.2   INVESTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     3.3   RULE 144. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     3.4   ADEQUATE INFORMATION; NO PUBLIC MARKET. . . . . . . . . . . . . . . . . 10

SECTION 4 BREACHES OF REPRESENTATIONS, WARRANTIES AND COVENANTS. . . . . . . . . . 10

SECTION 5 CONDITIONS TO CLOSING OF PURCHASERS. . . . . . . . . . . . . . . . . . . 11

     5.1   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . 11

     5.2   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     5.3   COMPLIANCE CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . 11

     5.4   CONSENTS, PERMITS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . 11

     5.5   OPINION OF COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     5.6   INVESTORS RIGHTS AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . 12

     5.7   PROCEEDINGS AND DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . 12

     5.8   RESTATED ARTICLES . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     5.9   CERTIFICATE FOR SHARES OF SERIES E PREFERRED. . . . . . . . . . . . . . 12

     5.10  BLUE SKY COMPLIANCE . . . . . . . . . . . . . . . . . . . . . . . . . . 12

SECTION 6 CONDITIONS TO CLOSING OF COMPANY . . . . . . . . . . . . . . . . . . . . 12

     6.1   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . 12

     6.2   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     6.3   CONSENTS, PERMITS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . 13

     6.4   DELIVERY OF PURCHASE PRICE. . . . . . . . . . . . . . . . . . . . . . . 13

     6.5   EXECUTION AND DELIVERY OF DOCUMENTS . . . . . . . . . . . . . . . . . . 13

     6.6   PROCEEDINGS AND DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . 13

     6.7   RESTATED ARTICLES . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 7 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     7.1   ADDITIONAL SERIES E PREFERRED . . . . . . . . . . . . . . . . . . . . . 13

     7.2   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
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                                  TABLE OF CONTENTS

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     7.3   SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     7.4   SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.5   ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.6   RIGHTS OF PURCHASERS. . . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.7   NOTICES, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.8   EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.9   COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     7.10  SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

     7.11  CALIFORNIA CORPORATE SECURITIES LAW . . . . . . . . . . . . . . . . . . 15

     7.12  APPROVAL OF AMENDMENTS AND WAIVERS. . . . . . . . . . . . . . . . . . . 15

     7.13  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

     7.14  HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
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

                             CIPHERGEN BIOSYSTEMS, INC.

                    SERIES E PREFERRED STOCK PURCHASE AGREEMENT

       THIS AGREEMENT is made as of March 3, 2000 between CIPHERGEN BIOSYSTEMS, INC., a California corporation (the "Company"), with its principal office at 490 San Antonio Road, Palo Alto, CA 94306, and the purchasers (each a "Purchaser" and collectively the "Purchasers") listed on the Schedule of Purchasers attached to this Agreement as EXHIBIT A (the "Schedule of Purchasers").

       WHEREAS, the Company has authorized the issuance and sale pursuant to this Agreement of up to 11,000,000 shares of its Series E Preferred Stock (the "Series E Preferred") having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company in the form attached to this Agreement as EXHIBIT B (the "Restated Articles"). The shares of Series E Preferred to be sold hereunder are collectively referred to as the "Shares."

       NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

                                     SECTION 1

                          SALE OF SERIES E PREFERRED STOCK

       1.1 SALE OF SERIES E PREFERRED. Subject to the terms and conditions hereof, each Purchaser agrees, severally, to purchase from the Company and the Company agrees to sell and issue to each Purchaser the number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers at a price of $2.75 per share.

       1.2 CLOSING DATE. The purchase and sale of the Shares is expected to take place in one or more closings. The initial closing of the purchase and sale of the Shares hereunder (the "Initial Closing") shall be held at the offices of Wilson Sonsini Goodrich & Rosati PC ("WSGR"), 650 Page Mill Road, Palo Alto, California, 94306, on the date of this Agreement or at such other time and place upon which the Company and a majority of the Purchasers shall agree.

       1.3 SUBSEQUENT SALE OF THE SERIES E PREFERRED. Subsequent closings shall be held within 60 days from the Initial Closing at such time and place as the Company and a majority of the Purchasers participating therein shall agree. All such sales shall be made on the terms and conditions set forth in this Agreement. Each Purchaser at a subsequent Closing shall be made a party to this Agreement as a Purchaser, the shares so acquired shall be deemed to be sold hereunder, and the Schedule of Purchasers shall be appropriately revised to reflect the subsequent closing.

       1.4 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate representing the Shares that each Purchaser is purchasing against payment of the

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purchase price therefor by (i) check payable to the order of the Company,
(ii) wire transfer of immediately available funds and/or (iii) cancellation of indebtedness, as indicated on the Schedule of Purchasers.

                                     SECTION 2

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       Except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT C or in the Company's Confidential Offering Memorandum, dated November 5, 1999, including the Schedules and Exhibits attached thereto (the "Offering Memorandum"), the Company hereby represents and warrants to each Purchaser as follows:

       2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has all requisite corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse affect on the Company or its business or prospects (a "Material Adverse Affect").

       2.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement and the Fourth Amended and Restated Investors Rights Agreement in substantially the form attached hereto as EXHIBIT D (the "Investors Rights Agreement") (the Agreement and the Investor Rights Agreement are hereinafter collectively referred to as the "Agreements"), to sell and issue the Shares under this Agreement, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of the Agreements, including all exhibits and schedules hereto and thereto.

       2.3 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any corporation, association or business entity other than those listed on EXHIBIT C. Each of the Company's subsidiaries is a corporation duly organized and validly existing under, and by virtue of, the laws of the jurisdiction of its organization and is in good standing under such laws. Each of the Company's subsidiaries has the requisite corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company's subsidiaries is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. All of the Company's subsidiaries are wholly-owned by the Company. For all other representations and warranties contained in this Section 2, the term "Company" shall refer to the Company and all of its subsidiaries taken as a whole.

       2.4 CAPITALIZATION. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 32,253,644 shares of Preferred Stock. Of the Preferred Stock, 3,054,400 shares are designated Series A Preferred Stock (the "Series A Preferred"), 7,265,457 shares are designated Series B Preferred Stock (the "Series B Preferred"), 3,013,119 shares are designated Series C Preferred Stock (the "Series C Preferred"), 6,920,668 shares are designated Series D Preferred Stock (the "Series D Preferred"), and 12,000,000 shares are designated Series E Preferred. Effective as of February 4, 2000, 15,991,127 shares of Common Stock are issued and outstanding, 3,054,400 shares of Series A Preferred are issued and outstanding, 6,402,457 shares of Series B Preferred are issued and outstanding, 2,929,719 shares of Series C Preferred are issued and outstanding, and 6,754,713 shares of Series D Preferred are issued and outstanding. Immediately prior to the Closing, no shares of Series E Preferred will be issued and outstanding. No other shares of capital stock are outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved the following shares of its Common Stock for issuance from time to time as may be determined by the Company's Board of Directors (collectively, the "Reserved Shares"): (i) 313,000 shares of the Series B Preferred Stock (and 313,000 shares of the Common Stock issuable upon conversion thereof) issuable upon exercise of certain warrants; (ii) 550,000 shares of the Series B Preferred (and 550,000 shares of the Common Stock issuable upon conversion thereof) issuable upon the achievement of certain milestones by Stanford Research Systems pursuant to an agreement between the Company and Stanford Research Systems dated February 2, 1995; (iii) 83,400 shares of the Company's Series C Preferred Stock (and 83,400 shares of the Common Stock issuable upon conversion thereof) issuable upon exercise of certain warrants; (iv) 165,955 shares of the Company's Series D Preferred Stock (and 165,955 shares of the Common Stock issuable upon conversion thereof) issuable upon exercise of certain warrants; and (v) 2,610,389 shares of the Company's Common Stock issuable to directors, officers or employees of, or consultants to, the corporation pursuant to an agreement or an option or purchase plan or another director, officer, employee or consultant stock incentive program approved by the Board of Directors of the Company. The Series E Preferred has the rights, preferences and privileges set forth in the Restated Articles. Except for the conversion privileges of the Series E Preferred, Series D Preferred, Series C Preferred, Series B Preferred, and the Series A Preferred specified in the Restated Articles, the Shares issuable under this Agreement and the Reserved Shares, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Restated Articles. Except as provided in the Restated Articles, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Company has no knowledge of any voting agreements, voting trusts, stockholders' agreements, proxies or other agreements or understandings that are currently in effect or that are currently contemplated with respect to the voting of any capital stock of the Company. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

       2.5 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles, and limitations upon rights to indemnity.

       2.6 VALIDITY OF SHARES. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company; provided, however, that the Shares (and the Common Stock issuable upon conversion of the Shares) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Shares are not subject to any preemptive rights or rights of first refusal that have not been waived or exercised in connection with the Closing.

       2.7 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Company is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any term of its Restated Articles or Bylaws or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, and is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any order addressed specifically to the Company nor, to the Company's knowledge, any order, statute, rule or regulation applicable to the Company, other than any of the foregoing such violations that do not, either individually or in the aggregate, have a material adverse affect on the Company's business as presently conducted or planned to be conducted.

       2.8 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company before any court or governmental agency (nor, to the Company's knowledge, is there any overt threat thereof).

       2.9 REGISTRATION RIGHTS. Except as set forth in the Investors Rights Agreement, the Company is not under any obligation to register (as defined in the Investors Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued.

       2.10 GOVERNMENTAL OR THIRD PARTY CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or any other party on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares) or the consummation of any other transaction contemplated thereby, except (a) filing of the Restated Articles in the Office of the Secretary of State of the State of California,
(b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares (and the Common Stock issuable upon conversion of the Shares) under the California Corporate Securities Law and any other applicable blue sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing and (c) such filings as may be determined by counsel to the Company to be necessary to secure an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") which filing, if required, will be accomplished in a timely manner prior to or promptly after completion of the Closing.

       2.11 OFFERING. Subject to the accuracy of the representations set forth in Section 3 hereof, the offer, sale and issuance of the Shares pursuant to this Agreement (and the issuance of the Common Stock to be issued upon conversion of the Shares) (i) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and (ii) is in compliance with all applicable state securities laws.

       2.12 FINANCIAL STATEMENTS. The Company has delivered to the Purchasers its audited balance sheet at December 31, 1998 and its unaudited balance sheet at December 31, 1999 (the "Balance Sheets"). The Balance Sheets are complete and correct in all material respects and accurately describe the financial condition of the Company as of December 31, 1998 and December 31, 1999 (the "Balance Sheet Dates"). The Company has no known material liability or obligation, absolute or contingent (individually or in the aggregate), except as set forth in the Balance Sheets and except for other liabilities incurred since the Balance Sheet Dates in the ordinary course of business that are not material (individually or in the aggregate). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

       2.13 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets shown in the Balance Sheets, and has good title to all of its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen otherwise than in the ordinary course of business.

       2.14 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively "Proprietary Information"), or believes it has the ability to acquire valid licenses to such Proprietary Information on reasonable terms, as necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company is not aware of any impropriety with regard to the granting of any licenses of Proprietary Information to the Company. The Company has not received any written or other communications alleging that the Company has violated or infringed or that the Company would, by conducting its business as proposed, violate or infringe any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. No claim is pending or, to the Company's knowledge, threatened to the effect that any such Proprietary Information owned or licensed by the Company, or which the Company has the right to use, is invalid or unenforceable by the company, and, to the Company's knowledge, there is no basis for any such claim. Except pursuant to the terms of the Proprietary Information and Inventions Agreements entered into between the Company and each of its employees and/or consultants (the "Proprietary Information and Inventions Agreement"), there are no agreements, understandings, instruments, or contracts to which the Company is a party or by which it is bound that involve the license of any patent, copyright, trade secret or other similar proprietary right to or from the Company.

       2.15 TAX RETURNS. The Company has accurately prepared and timely filed all federal, state and other tax returns which are required to be filed and has timely paid all taxes covered by such returns which have become due and payable.

The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof. The Company is not delinquent in taxes or assessments and has no tax deficiency proposed or assessed and no waiver of the statute of limitations and assessment or collections.

       2.16 NO DEFAULTS. The Company has, and, to the Company's knowledge, each other party thereto has in all material respects, performed all material obligations required to be performed by it to date and is not in default under any of the contracts, loans, notes, mortgages, indentures, licenses, security agreements, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound, except for such defaults which in the aggregate would not have a Material Adverse Effect, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

       2.17   AGREEMENTS; ACTION.

              (a) Except for agreements explicitly contemplated by the Agreements, there are no material agreements, understandings or proposed transactions between the Company and any of its officers, employees, directors, affiliates, or any affiliate thereof.

              (b) There are no material agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $50,000 individually or $500,000 in the aggregate, or
(ii) provisions restricting or affecting the development, manufacture of distribution of the Company's products or services.

              (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $250,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its material assets or rights, other than the sale of its inventory or replacement of equipment in the ordinary course of business.

              (d) The Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other similar form of acquisition, liquidation, dissolution or winding up of the Company.

       2.18 RELATED-PARTY TRANSACTIONS. Except as disclosed in the Offering Memorandum, no employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than with respect to accrued salaries and vacation payable to employees and officers of the Company. To the Company's knowledge, except as disclosed in the Offering Memorandum, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate family may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly interested in any material contract with the Company.

       2.19 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

       2.20 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

       2.21 EMPLOYEE BENEFITS PLANS; EMPLOYEES. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company does not have any knowledge as to any intentions of any key employee or any group of employees to leave the employ of the Company. The Company has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes and ERISA.

       2.22 INSURANCE. The Company holds valid policies covering insurance in the amounts and type that the Company reasonably believes is appropriate and customary for companies in the same or similar businesses to that of the Company or otherwise required to be maintained by it.

       2.23 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for the purposes set forth in the Offering Memorandum.

       2.24 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell it products.

       2.25 DISCLOSURE. The Company has fully provided each Purchaser with all of the information which such purchaser has requested for deciding whether to purchase the Shares. Neither the Agreements nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, except that with respect to the financial projections and forecasts delivered to such Purchaser the Company represents only that such projection and forecasts were prepared in good faith and on what the Company believes is a reasonable basis.

       2.26 OFFERING MEMORANDUM. Nothing has come to the attention of the Company that would cause it to believe that the Offering Memorandum contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in the Offering Memorandum, in light of the circumstances under which they were made, not misleading. There is no fact known to the Company which is not in the Offering Memorandum and which materially and adversely affects the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company.

                                    SECTION 3

                           INVESTMENT REPRESENTATIONS

       Each Purchaser hereby represents and warrants to the Company as follows:

       3.1 EXPERIENCE. Such Purchaser (other than Purchasers who are executive officers or directors of the Company, if applicable) has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Shares.

       3.2 INVESTMENT. Such Purchaser is acquiring the Shares (and any Common Stock issuable upon conversion of the Shares) for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares (and any Common Stock issuable upon conversion of the Shares) to be purchased will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act, and that the Company's reliance upon such exemption is predicated upon such Purchaser's representations set forth in this Agreement.

       3.3 RULE 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. Such Purchaser is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

       3.4 ADEQUATE INFORMATION; NO PUBLIC MARKET. Such Purchaser represents that: (i) such Purchaser has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Shares; (ii) such Purchaser has the ability to bear the economic risks of such Purchaser's prospective investment; (iii) such Purchaser understands that no public market currently exists for any of the Company's securities, and that the Company has made no assurances that a public market will ever exist for the Shares and (iv) such Purchaser is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss of its investment.

                                  SECTION 4

              BREACHES OF REPRESENTATIONS, WARRANTIES AND COVENANTS

       4.1 The representations and warranties, covenants and agreements of the Company and the Purchasers contained in the Agreements or in any document or certificate delivered pursuant hereto or in connection herewith shall survive, and shall continue in effect following, the execution and delivery of the Agreements, the closings hereunder and thereunder, any investigation at any time made by the Purchasers or on their behalf or by any other person, the issuance, sale and delivery of the Shares, any disposition thereof and any payment, conversion or cancellation of the Shares, provided, however, that Section 2 hereof shall terminate when there are no longer any shares of Series E Preferred outstanding. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf o the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

       4.2 The Company agrees to indemnify and hold the Purchasers harmless from and against and will pay to the Purchasers the full amount of any loss, damage, liability or expense (including amounts paid in settlement and attorneys' fees and expenses) to any Purchaser resulting either directly or indirectly from any breach of the representations, warranties, covenants or agreements of the Company contained in the Agreements, or in any certificate delivered to the Purchasers pursuant hereto or in connection herewith, PROVIDED, HOWEVER, in no event shall the Company be liable for any amount in excess of the proceeds received by the Company from the sale of the shares of Series E Preferred.

                                   SECTION 5

                      CONDITIONS TO CLOSING OF PURCHASERS

       The Purchasers' obligation to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing of the following conditions:

       5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

       5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

       5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered on the Closing a certificate signed by an officer of the Company certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

       5.4 CONSENTS, PERMITS AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements (except for such as may properly be obtained subsequent to the Closing).

       5.5 OPINION OF COUNSEL. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel for the Company, an opinion in the form of EXHIBIT E attached to this Agreement.

       5.6 INVESTORS RIGHTS AGREEMENT. The Company, the Purchasers and the holders of Common Stock named therein shall have entered into the Investors Rights Agreement.

       5.7 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers' special counsel.

       5.8 RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California in the form of EXHIBIT B hereto.

       5.9 CERTIFICATE FOR SHARES OF SERIES E PREFERRED. The Purchasers shall concurrently receive the certificates for the Shares purchased by each of them.

       5.10 BLUE SKY COMPLIANCE. The Company shall have complied with and be effective under all state securities or Blue Sky laws applicable to the offer and sale of the Shares to the Investors at the Closing

                                     SECTION 6

                          CONDITIONS TO CLOSING OF COMPANY

       The Company's obligation to issue and sell the Series E Preferred at the Closing is subject to the fulfillment of the following conditions:

       6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

       6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Purchasers on or prior to the Closing shall have been performed or complied with in all respects.

       6.3 CONSENTS, PERMITS AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements (except for such as may properly be obtained subsequent to the Closing).

       6.4 DELIVERY OF PURCHASE PRICE. The Purchasers shall have delivered the purchase price for the Shares as provided for under Section 1.

       6.5 EXECUTION AND DELIVERY OF DOCUMENTS. Each Purchaser shall have executed and delivered the Investors Rights Agreement and such other documents and/or certificates as are required or contemplated by this Agreement or as reasonably requested by the Company.

       6.6 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company's counsel, and the Company shall have received all such counterpart original and certified or other copies of such documents as the Company may reasonably request.

       6.7 RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California in the form of EXHIBIT B hereto.

                                     SECTION 7

                                   MISCELLANEOUS

       7.1 ADDITIONAL SERIES E PREFERRED. The Company shall not issue any additional shares of Series E Preferred beyond the Shares to be sold hereunder without first obtaining the approval of the Board of Directors.

       7.2 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

       7.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchasers and the closing of the transactions contemplated hereby.

       7.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Purchasers to purchase the Shares shall not be assignable without the consent of the Company and provided further that the Company may not assign any of its rights, duties or obligations under this Agreement without the written consent of the Purchasers except in the case of a merger, acquisition or consolidation of the Company in which case such consent shall not be required.

       7.5 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

       7.6 RIGHTS OF PURCHASERS. Each holder of the Series E Preferred (and Common Stock issued upon conversion of the Series E Preferred) shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or ownership of any Series E Preferred, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement affecting any such modification, and such holder shall not incur any liability to any other holder or holders of Series E Preferred with respect to exercising or refraining from exercising any such right or rights.

       7.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchasers, to each Purchaser's address set forth below or at such other address as shall have been furnished to the Company in writing by such Purchaser or (b) if to the Company, one copy shall be sent to its address set forth above and addressed to the attention of the President, and another copy shall be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, attention: Michael
J. O'Donnell, Esq., or at such other address or addresses as the Company shall have furnished in writing to the Purchasers. All notices and other communications mailed pursuant to the provisions of this Section 7.6 shall be deemed delivered three days after being mailed.

       7.8 EXPENSES. Each party to this Agreement shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

       7.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

       7.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

       7.11 CALIFORNIA CORPORATE SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of corporations of the state of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification, if required by law, is unlawful. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, if required by law.

       7.12 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the outstanding Series E Preferred and Common Stock issued upon conversion thereof, excluding from the determination of such a majority (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by Purchasers or their transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder. Any amendment, termination or waiver effected in accordance with this section shall be binding upon each holder of any securities issued pursuant to this Agreement (including securities into which such securities have been converted or exchanged), each future holder of any or all such securities and the Company.

       7.13 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       7.14 HEADINGS. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

       The foregoing Agreement is hereby executed as of the date first above written.

THE COMPANY:

CIPHERGEN BIOSYSTEMS, INC.


Name:
     -----------------------------

Title:
      ----------------------------











        SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

THE INVESTORS:

ATLAS VENTURE FUND V,L.P.

By:  Atlas Venture Associates V, L.P.
          its general partner
By:  Atlas Venture Associates V, Inc.
          Its general partner



--------------------------------
Vice President

ATLAS VENTURE PARALLEL FUND V-A.C.V.
By:  Atlas Venture Associates V, L.P.
          its general partner
By:  Atlas Venture Associates V, Inc.
          Its general partner



--------------------------------
Vice President

ATLAS VENTURE PARALLEL FUND V-B C.V.
By:  Atlas Venture Associates V, L.P.
          its general partner
By:  Atlas Venture Associates V, Inc.
          Its general partner



--------------------------------
Vice President

ATLAS VENTURE ENTREPRENEURS' FUND V,L.P.
By:  Atlas Venture Associates V, L.P.
          its general partner
By:  Atlas Venture Associates V, Inc.
          Its general partner



--------------------------------
Vice President

        SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

MORGAN STANLEY DEAN WITTER
VENTURE PARTNERS IV, L.P.

By:    MSDW VENTURE PARTNERS IV, LLC,
   as General Partner

By:  MSDW VENTURE PARTNERS IV, INC.,
   as Member



By:
   -----------------------------
         Name:
         Title:


By:
   -----------------------------
         Name:
         Title:

ESSEX PRIVATE PLACEMENT FUND III - A, Limited Partnership
By:  Essex Investment Management Company, LLC its General Partner


By:
   -----------------------------

Title:
      --------------------------


ESSEX PRIVATE PLACEMENT FUND III - B, Limited Partnership
By:  Essex Investment Management Company, LLC its General Partner


By:
   -----------------------------

Title:
      --------------------------


ORBIMED ADVISORS, LLC


By:
   -----------------------------

Title:
      --------------------------

        SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

AP ANLAGE & Private Bank AG


By:
   -----------------------------

Title:
      --------------------------


CLARIDEN BANK. a CREDIT SUISSE GROUP company


By:
   -----------------------------

Title:
      --------------------------


AMADEUS CAPITAL PARTNERS LIMITED


By:
   -----------------------------

Title:
      --------------------------


PENTECH FINANCIAL SERVICES, INC.


By:
   -----------------------------

Title:
      --------------------------


CHINA DEVELOPMENT INDUSTRIAL BANK INC.


By:
   -----------------------------

Title:
      --------------------------


FIRST BIO VENTURE CAPITAL CORPORATION of Cheng Xin Venture Capital Corp


By:
   -----------------------------

Title:
      --------------------------

        SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

CENTRAL INVESTMENT HOLDING (B.V.I.) CO., LTD.


By:
   -----------------------------

Title:
      --------------------------


GRAND CAPITAL INTERNATIONAL LIMITED of Bank SinoPac


By:
   -----------------------------

Title:
      --------------------------


MDS, INC.


By:
   -----------------------------

Title:
      --------------------------


S. R. ONE, LIMITED


By:
   -----------------------------

Title:
      --------------------------


MDS LIFE SCIENCES TECHNOLOGY BARBADOS INVESTMENT TRUST


By:
   -----------------------------

Title:
      --------------------------


MDS LIFE SCIENCES TECHNOLOGY FUND LIMITED PARTNERSHIP, by its General Partner, MDS Life Sciences Technology Fund (GP) Inc.


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

MDS LIFE SCIENCES TECHNOLOGY FUND USA, L.P.
by its General Partner, MDS Capital USA (GP) Inc.


By:
   -----------------------------

Title:
      --------------------------


THE HEALTH CARE AND BIOTECHNOLOGY VENTURE FUND by its Manager, MDS Capital Corp


By:
   -----------------------------

Title:
      --------------------------


STANFORD RESEARCH SYSTEMS


By:
   -----------------------------

Title:
      --------------------------


WILLIAM R. GREEN


By:
   -----------------------------

Title:
      --------------------------


JAMES AND LINDA GINSBURG


By:
   -----------------------------

Title:
      --------------------------


FALCON TECHNOLOGY PARTNERS, L.P.


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

FORWARD VENTURES II, L.P.


By:
   -----------------------------

Title:
      --------------------------


ICNA, LTD.


By:
   -----------------------------

Title:
      --------------------------


JOHN A. YOUNG, TRUSTEE for the Young
       Family Trust


By:
   -----------------------------

Title:
      --------------------------


DIANA K. YOUNG


By:
   -----------------------------

Title:
      --------------------------


GREGORY S. YOUNG


By:
   -----------------------------

Title:
      --------------------------


            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

JOHN PETER YOUNG


By:
   -----------------------------

Title:
      --------------------------


HLM/ CB FUND L.P.


By:
   -----------------------------

Title:
      --------------------------


TURTLE & COMPANY c/o Nuland & Arshad, Inc.


By:
   -----------------------------

Title:
      --------------------------


HOOVER ASSOCIATES


By:
   -----------------------------

Title:
      --------------------------


THE MACKOWSKI FAMILY TRUST
        c/o Mackowski & Shepler


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

WATERVIEW TRUST


By:
   -----------------------------

Title:
      --------------------------


JOHNATHAN J. KENT


By:
   -----------------------------

Title:
      --------------------------


DANIEL VAPNEK


By:
   -----------------------------

Title:
      --------------------------


GUARANTEE TRUST COMPANY FBO
        Lenita L. Rich IRA, Dated 8-2-91, No. 20186123 BT Alex Brown


By:
   -----------------------------

Title:
      --------------------------


ONE AND COMPANY
       as Nominee for Welch & Forbes c/o Charles Haydock


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

DEAN V. AMBROSE


By:
   -----------------------------

Title:
      --------------------------


EDWARD O. ANSELL


By:
   -----------------------------

Title:
      --------------------------


ROBERT SHEPLER c/o Mackowski & Shepler


By:
   -----------------------------

Title:
      --------------------------


PETER F. DRAKE c/o Prudential Vector Healthcare


By:
   -----------------------------

Title:
      --------------------------


ROBERT AND LORI LUTHER


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

IKIKO CORPORATION c/o Nuland & Arshad, Inc.


By:
   -----------------------------

Title:
      --------------------------


ANTHONY J. SINSKEY c/o Department of Biology


By:
   -----------------------------

Title:
      --------------------------


R. ANGUS WEST c/o The Boston Family Office. L.L.C.


By:
   -----------------------------

Title:
      --------------------------


MICHAEL G. AND OLWEN PAGE c/o Prudential Vector Healthcare


By:
   -----------------------------

Title:
      --------------------------


ROBERT A. SHAW AND MAUREEN MCLAUGHLIN, Trustees UTD 12-14-90


By:
   -----------------------------

Title:
      --------------------------

            SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                     EXHIBIT A


                       SCHEDULE OF PURCHASERS (FIRST CLOSING)

 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 ATLAS VENTURE FUND V,L.P.                                                               3,001,351             $8,253,715.25
 Attn:  Jean-Francois Formela, M.D.
 General Partner
 222 Berkeley Street
 Boston, MA 02116
 Phone:  617-859-9290 ext. 230
 Fax:  617-859-9292
 Jfformela@atlasventures.com


 ATLAS VENTURE PARALLEL FUND V-A.C.V.                                                     372,815              $1,025,241.25
 Attn:  Jean-Francois Formela, M.D.
 General Partner
 222 Berkeley Street
 Boston, MA 02116
 Phone:  617-859-9290 ext. 230
 Fax:  617-859-9292
 Jfformela@atlasventures.com

 ATLAS VENTURE PARALLEL FUND V-B C.V.                                                     372,815              $1,025,241.25
 Attn:  Jean-Francois Formela, M.D.
 General Partner
 222 Berkeley Street
 Boston, MA 02116
 Phone:  617-859-9290 ext. 230
 Fax:  617-859-9292
 Jfformela@atlasventures.com

 ATLAS VENTURE ENTREPRENEURS' FUND V,L.P.                                                  49,960                $137,390
 Attn:  Jean-Francois Formela, M.D.
 General Partner
 222 Berkeley Street
 Boston, MA 02116
 Phone:  617-859-9290 ext. 230
 Fax:  617-859-9292
 Jfformela@atlasventures.com

 MORGAN STANLEY VENTURES                                                                 1,898,470             $5,220,792.50
 Attn:  Gary M. Stein
 Vice President
 Venture Partners
 1221 Avenue of the Americas
 New York, NY 10020
 Phone:  212-762-6709
 Fax:  212-762-8424
 Gary.stein@msdw.com
 Steing@ms.com


 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 ESSEX INVESTMENT MANAGEMENT                                                          545,455                  $1,500,001.25
 Attn:  Susan Stickles
 125 High St., 29th Fl.
 Boston, MA 02110
 Phone:  617-342-3200
 Sstickells@essexinvest.com

 WINCHESTER GLOBAL TRUST COMPANY LIMITED AS TRUSTEE FOR CADUCEUS CAPITAL TRUST            145,375               $399,781.25
 Orbimed Advisors, LLC
 Attn:  Carl L. Gordon, Ph. D., CFA
 General Partner
 767 Third Avenue, 6th Floor
 New York, NY 10017-2023
 Phone:  212-739-6400
 Fax:  212-739-6444
 Gordonc@orbimed.com

 CADUCEUS CAPITAL II. L.P.                                                                 63,761               $175,342.75
 Orbimed Advisors, LLC
 Attn:  Carl L. Gordon, Ph. D., CFA
 General Partner
 767 Third Avenue, 6th Floor
 New York, NY 10017-2023
 Phone:  212-739-6400
 Fax:  212-739-6444
 Gordonc@orbimed.com

 PW EUCALYPTUS FUND, LLC                                                                  148,000               $407,000.00
 Orbimed Advisors, LLC
 Attn:  Carl L. Gordon, Ph. D., CFA
 General Partner
 767 Third Avenue, 6th Floor
 New York, NY 10017-2023
 Phone:  212-739-6400
 Fax:  212-739-6444
 Gordonc@orbimed.com

 PW EUCALYPTUS FUND, LTD.                                                                  6,500                $17,875.00
 Orbimed Advisors, LLC
 Attn:  Carl L. Gordon, Ph. D., CFA
 General Partner
 767 Third Avenue, 6th Floor
 New York, NY 10017-2023
 Phone:  212-739-6400
 Fax:  212-739-6444
 Gordonc@orbimed.com


 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 AP ANLAGE Private Bank AG                                                                363,636               $999,999.00
 Attn:  Andreas Bremer, Ph.D.
 Managing Director
 Werkstrasse 2
 8806 Baech
 Switzerland
 Phone:  +4117876241
 Fax:  +4117876250
 Andreas.bremer@apam.ch

 CLARIDEN BANK. a CREDIT SUISSE GROUP company                                             181,818               $499,999.50
 Attn:  Eric H. Bernhardt
 Vice President
 Claridenstrasse 26
 P.O. Box 5080
 CH-8022 Zurich
 Phone:  +4112056576
 Fax:  +4112056209
 Eric.bernhardt@clariden.com

 AMADEUS CAPITAL PARTNERS LIMITED
 Attn: Hermann M. Hauser                                                                 181,818               $499,999.50
 Director
 Mount Pleasant House, 2 Mount Pleasant
 Cambridge CB3 ORN

 19 Hanover Square, London
 S1R9 3OA UK

 Phone: 01223-578-365
 Fax: 01223-578-488
 Hhauser@amadeuscapital.com

 PENTECH FINANCIAL SERVICES, INC.                                                          9,091                $25,000.25
 Attn:  Ben Millerbis
 310 West Hamilton Avenue, Suite 212
 Campbell, CA 95008
 Phone:  (408) 378-2000
 Fax:  (408) 378-3304
 BEN@PENTECHFINANCIAL.COM

 CHINA DEVELOPMENT INDUSTRIAL BANK INC.                                                   103,891               $285,700.25
 Attn:  Willie Lin Ph.D.
 Associate Vice President, Technology Department
 9F, 125 Nanking East Road, Section 5
 Taipei 105, Taiwan
 Phone:  (886-2) 2756-1532
 Fax:  (886)-2)2756-7323
 CDC1837@EMAIL.CDCDPBNK.COM

 With a copy to:
 Henry Pan
 44 Whippany Road
 Morristown, NJ 07960


 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 FIRST BIO VENTURE CAPITAL CORPORATION of Cheng Xin Venture Capital                        51,963               $142,898.25
 Corp
 Attn:  Jerome Shen, Ph.D
 Vice President
 5F, 143, Section 2, Min-Sheng East Road
 Taipei, Taiwan
 Phone:  (886-2) 2507-2960
 Fax:  (886) 2500-6908
 Shenc@chengxin.com.tw

 With a copy to:
 Henry Pan
 44 Whippany Road
 Morristown, NJ 07960

 CENTRAL INVESTMENT HOLDING (B.V.I.) CO., LTD.                                            103,891               $285,700.25
 Attn:  W.J. Shiyu
 Vice President
 6F, No. 232 Section 2, Pa-Teh Road
 Taipei 104, Taiwan
 Phone:  (886-2) 2771-9998 Ext. 628
 Fax:  (886)-2) 2781-1231
 Shiyu@cihc.com.tw

 With a copy to:
 Henry Pan
 44 Whippany Road
 Morristown, NJ 07960

 GRAND CAPITAL INTERNATIONAL LIMITED of Bank SinoPac                                      103,891               $285,700.25
 Attn:  Jeremy T.M. Tsai
 Manager, Investment Banking Division
 3F, 9-1, Chien Kuo North Road
 Taipei , Taiwan
 Phone:  (886-2) 2508-8560
 Fax:  (886)-2)2517-3956
 Jeremy.tsai@banksinopac.com.tw

 With a copy to:
 Henry Pan
 44 Whippany Road
 Morristown, NJ 07960

 FALCON TECHNOLOGY PARTNERS, L.P.                                                         727,273              $2,000,000.75
 Attn: James L. Rathmann
 General Partner
 600 Dorset Road
 Devon, PA  19333
 Jlrathmann@aol.com


 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 MDS, INC.                                                                               181,818                499,999.50
 Attn: Peter Winkley
 100 International Blvd.
 Toronto, Canada M9W9J6
 Phone: (416)-213-4678

 S. R. ONE, LIMITED                                                                      363,636               $999,999.00
 Attn:  Barbara Dalton
 200 Barr Harbor Drive
 Suite 250, Four Tower Bridge
 W. Conshohoken, PA 19428
 Phone: 610-567-1033
 Fax: 610-567-1039
 Barbara.dalton@sb.com

 MDS LIFE SCIENCES TECHNOLOGY BARBADOS INVESTMENT TRUST                                    47,355               $130,226.25
 P.O. Box 261
 Bush Hill
 Bay Street
 Bridgetown, Barbados
 WEST INDIES

 MDS LIFE SCIENCES TECHNOLOGY FUND LIMITED PARTNERSHIP                                    272,878               $750,414.50
 Attn: Michael J. Callaghan
 100 International Boulevard
 Toronto, Ontario M9W 6J6
 Phone: 416-675-4530
 Fax: 416-213-4232

 MDS LIFE SCIENCES TECHNOLOGY FUND USA, L.P.                                               64,519               $177,427.25
 Attn: Dr. Henry Pan
 44 Whippany Road
 Morristown, NJ 07960

 THE HEALTH CARE AND BIOTECHNOLOGY VENTURE FUND                                            67,897               $186,716.75
 Attn: Michael J. Callaghan
 100 International Boulevard
 Toronto, Ontario M9W 6J6
 Phone: 416-675-4530
 Fax: 416-213-4232

 STANFORD RESEARCH SYSTEMS                                                                300,059               $825,162.25
 Attn: William R. Green, President
 1290 D Reamwood Avenue
 Sunnyvale, CA 94089
 Bill@srsys.com

 WILLIAM R. GREEN                                                                          51,300               $141,075.00
 1290 D Reamwood Avenue
 Sunnyvale, CA 94089
 Bill@srsys.com


 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 JAMES AND LINDA GINSBURG                                                                  4,526                $12,446.50
 900 Bluff Street
 Glencoe, IL 60022
 Phone:  312-409-9048
 TOTAL                                                                                 9,785,762            $26,910,845.50

                     SCHEDULE OF PURCHASERS (SECOND CLOSING)

 NAME AND ADDRESS OF PURCHASER                                                        NUMBER OF SHARES            AMOUNT
 FORWARD VENTURES II, LP                                                                 177,020               $486,805.00
 Attn: Standish Fleming
 9255 Towne Center Drive, Suite #300
 San Diego, Ca 92121
 Phone: 858-677-6077
 Fax: 858-452-8799
 ignell@forwardventures.com

 ICNA, LTD.                                                                                  406               $  1,116.50
 Attn: Ivor Royston
 7514 Girard Avenue, #1-PMB243
 La Jolla, CA 92037
 Phone: 858-450-5997
 Fax: 858-454-4658
 iroyston@skcc.org

 JOHN A. YOUNG, TRUSTEE FOR THE YOUNG FAMILY TRUST                                        96,759               $266,087.25
 Attn:  John A. Young
 3200 Hillview Avenue
 Palo Alto, CA 94304
 Phone: 650-857-2114
 Fax: 650-857-2677
 John_Young@hp.com

 DIANA K. YOUNG                                                                           27,159               $74,687.25
 999 Green Street, #2005
 San Francisco, CA 94113
 Phone: 415-441-8680
 Fax: 650-854-0292
 Diyoung@mindspring.com

 GREGORY S. YOUNG                                                                          27,159               $74,687.25
 22050 Regnart Road
 Cupertino, CA 95014-4841
 Phone: 408-366-0581
 Fax: 408-366-0583
 Gsyoung@tetoncap.com

JOHN PETER YOUNG                                                                          27,159               $74,687.25
 4100 Grange Road
 Santa Rosa, CA 95404
 Phone: 707-542-5575
 Fax: 707-546-6849
 JPY@workingdogranch.com



 HLM/CB FUND LP                                                                           113,162             $311,195.50
 Attn:  Buck Haberkom
 222 Berkeley Street
 Boston, MA 02116
 Phone: 617-266-0030x. 231
 Fax: 617-266-3619

 TURTLE & COMPANY                                                                          69,358               $190,734.50
 c/o Nuland & Arshad, Inc.
 Attn:  Jamie Nuland
 176 Federal Street
 Boston, MA 02110-2209
 Phone: 617-261-7687
 Fax: 617-261-1529
 jamie@nulandandarshad.com

 HOOVER ASSOCIATES                                                                         46,308               $127,347.00
 Attn:  R. Graham Luther
 24 Christopher Lane
 Sterling, VA 20165-6205
 Phone: 703-404-8553
 Fax: 703-404-9858
 grayluther@erols.com

 THE MACKOWSKI FAMILY TRUST                                                                45,265               $124,478.75
 c/o Mackowski & Shepler
 Attn:  Matthew Mackowski
 275 Post Street
 San Francisco, CA 94108-5005
 Phone: 415-765-6982
 Fax: 415-765-6983
 Jmmms@aol.com

 WATERVIEW TRUST                                                                           45,265               $124,478.75
 Attn:  Thomas J. Menzes
 24 Hamana Street
 Devonport, Aukland, New Zealand
 Phone: 64-9-9880154
 Fax: 64-94880157
 TJM@XTRA.CO.NZ

 JOHNATHAN J. KENT                                                                          1,000                  $2,750.00
 4909 34th Street
 San Diego, CA 92116
 Phone: 619-281-6983
 kentaj@home.com

 DANIEL VAPNEK                                                                             27,159                 $74,687.25
 414 Plaza Rubio
 Santa Barbara, CA 93103
 Phone: 805-569-4072
 Fax: 805-687-5153
 Dvapnek@worldnet.att.net

                                       2.

 GUARANTEE  TRUST  COMPANY  FBO LENITA L. RICH IRA, DATED 8-2-91,
 NO. 20186123 BT ALEX BROWN                                                                10,884                 $29,931.00
 Attn:  Maria Cadden
 1 South Street, 23rd Floor
 Baltimore, MD 21202
 Phone: 650-595-4131
 Fax: 650-595-4131
 Maria.G.Cadden@DB.com

 ONE AND COMPANY AS NOMINEE FOR WELCH & FORBES                                             10,864               $29,876.00
 c/o Charles Haydock
 Attn:  Charles Haydock
 45 School Street
 Boston, MA 02108
 Phone: 617-523-1635x246
 Fax: 617-742-6243
 Avardaro@welchforbes.com

 DEAN V. AMBROSE                                                                           10,801               $29,702.75
 1901 Avenue of the Stars, #1551
 Los Angeles, CA 90067
 Phone: 310-785-9700
 Fax: 310-556-1266
 Dvax1@aol.com

 EDWARD O. ANSELL                                                                          10,371               $28,520.25
 449 W. Willamette Lane
 Claremont, CA 91711-2746
 Phone: 909-625-1244
 Fax: 909-624-1664
 eoansell@att.net

 ROBERT SHEPLER                                                                            7,500                $20,625.00
 c/o Mackowski & Shepler
 275 Post Street
 San Francisco, CA 94108-5005
 Phone: 765-6980
 Fax: 415-765-6983
 Shepms@aol.com

 PETER F. DRAKE                                                                            6,830                  $18,782.50
 c/o Prudential Vector Healthcare
 1751 Lake Cook Road, Suite 350
 Deerfield, IL 60015
 Phone: 847-374-3802
 Fax: 847-374-3800
 p_drake@prusec.com

                                       3.

 ROBERT AND LORI LUTHER
 Attn:  R. Graham Luther
 24 Christopher Lane                                                                       4,631                $12,735.25
 Sterling, MD 20165
 Phone: 703-404-8553
 Fax: 703-404-9858
 grayluther@erols.com

 IKIKO CORPORATION                                                                         4,631                  $12,735.25
 c/o Nuland & Arshad, Inc.
 Attn:  Jamie Nuland
 176 Federal Street
 Boston, MA 02110-2209
 Phone: 617-261-7687
 Fax: 617-261-1529
 jamie@nulandandarshad.com

 ANTHONY J. SINSKEY                                                                        4,554                $12,523.50
 c/o Department of Biology
 Massachusetts Institute of Technology
 Cambridge, MA 02139
 Phone: 617-253-6721
 Fax: 617-253-8550
 asinskey@mit.edu

 R. ANGUS WEST                                                                             4,526                $12,446.50
 c/o The Boston Family Office, LLC
 33 Broad Street, 2nd Floor
 Boston, MA 02109
 Phone: 617-227-2676
 Fax: 617-261-1529
 angusw@bosfam.com

 MICHAEL G. AND OLWEN PAGE                                                                 4,526                  $12,446.50
 1751 Lake Cook Road, Suite 350
 Deerfield, IL 60015
 Phone: 847-374-3810
 Fax: 847-940-0819
 Michael_page@prusec.com

 ROBERT A. SHAW AND MAUREEN MCLAUGHLIN, TRUSTEES UTD 12-14-90                              3,621                  $9,957.75
 Attn: Maureen Mclaughlin
 2237 Via Maderos
 Los Altos, CA 94024
 Phone: 650-906-8687
 Fax: 650-966-1765
 maureen@mcshaw.com

 TOTAL                                                                                   786,918              $2,164,024.50

                                       4.

                                     EXHIBIT B

                   AMENDED AND RESTATED ARTICLES OF INCORPORATION


                  [See Exhibit 3.1 to this Registration Statement]

                                      EXHIBIT C

                               SCHEDULE OF EXCEPTIONS

       This Schedule of Exceptions is made and given pursuant to Section 2 of the Series E Preferred Stock Purchase Agreement dated February __, 2000 (the "Agreement") by and among Ciphergen Biosystems, Inc., a California corporation (the "Company") and the Investors set forth on EXHIBIT A thereto.
 The Section numbers in this Schedule of Exceptions correspond to the Section numbers in the Agreement, which are modified by the disclosures. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement, unless the context otherwise requires.

2.3    SUBSIDIARIES

       IllumeSys Pacific, Inc., a California corporation ("IllumeSys"), is a wholly owned subsidiary of the Company.

       Ciphergen Technologies, Inc., a California corporation ("CTI"), is a wholly owned subsidiary of the Company.

       Ciphergen Biosystems, Ltd., a corporation organized under the laws of the U. K., is a wholly owned subsidiary of the Company.

       Ciphergen Biosystems, KK, a corporation organized under the laws of Japan, is 30% owned by the Company.

  2.14 PATENTS AND TRADEMARKS

       The following six agreements are only listed in this Schedule of Exceptions for the reason that they are existing agreements. The provisions of Section 2.14 are otherwise applicable to these agreements.

       Assignment and Assumption Agreement, dated January 1, 1994, between the Company, Abiotic Technologies and Abiotic Pharmaceutical Technologies, with Exhibits and Schedules attached thereto (the "Assignment Agreement").

       Joint Development Program Agreement (the "Joint Development Agreement") dated February 2, 1995, with Stanford Research Systems ("SRS") for the development of a digitizer and a time of flight mass spectrometer under which the Company granted an aggregate of 550,000 shares of Series B Preferred Stock in October 1996 and September 1997. The Company has reserved an additional 550,000 shares of Series B Preferred Stock for issuance to SRS upon achievement by SRS of specified product development milestones.

       License Agreement, dated December 6, 1994, with Rockefeller University (the "Rockefeller License Agreement").

       License Agreement, dated March 1, 1994, with the Scripps Research Institute (the "SRI License Agreement").

       License Agreement dated April 7, 1997, between IllumeSys and Molecular Analytical Systems (the "IllumeSys License Agreement")

       License Agreement dated April 7, 1997, between CTI and Molecular Analytical Systems (the "CTI License Agreement").

       Letter dated July 23, 1999 from attorneys for Brucker Daltrinics offering licenses under three patents. Response from William E. Rich dated August 20, 1999, indicating that the Company does not presently use the referenced technologies and is not interested in licenses to use them.

       Letter dated January 14, 2000 from Myriad Genetics, Inc. offering a license under a patent. Response from Company patent counsel February 10, 2000, indicating that the Company does not presently use the referenced technologies and is not interested in licenses to use them.

  2.15 TAX RETURNS

       The Company was audited by the California State Board of Equalization in September 1999 regarding sales taxes for the years 1996 through 1999 to date. The Company believes that its net obligation to the agency will be less than $10,000.

       The Company was audited by Santa Clara County, California regarding property taxes for the years 1996 through 1999 to date. The Company believes that its net obligation to the County will be less than $10,000.

2.17   AGREEMENTS;  ACTION

              (a) Restricted Stock Purchase Agreements, dated December 29, 1993, with S.R. One, Limited, Forward Ventures II, L.P. and certain affiliates.

       Restricted Stock Purchase Agreement, dated July 21, 1994, with John
Young.

       Employment Agreement, dated August 9, 1994, between the Company and William E. Rich (the "Rich Employment Agreement"), including a loan and stock options (convertible to Restricted Stock Purchase Agreement with promissory note) provided for thereunder.

       Offer Letter, dated August 25, 1997, extended to James H. Stanford, which included stock options with accelerated vesting upon the occurrence of certain events (the "Stanford Offer Letter").

       Warrants to purchase up to an aggregate of 54,400 shares of the Company's Series A Preferred Stock issued to S.R. One, Limited and Forward Ventures II, L.P.

                                       2.

       Warrants to purchase up to an aggregate of 80,668 shares of the Company's Series B Preferred Stock issued to Stephen B.H. Kent, S.R. One, Limited, Forward Ventures II, L.P., Falcon Technology Partners, L.P., Edward
O. Ansell and Steven M. Clark.

       Management Rights Letter, dated February 17, 1994, from the Company to Forward Ventures II, L.P.

       Financial Information and Board Visitation Rights Letter, dated February 17, 1994, from the Company to Falcon Technology Partners, L.P.

       Promissory Note, dated March 1, 1995, in the aggregate principal amount of $35,000 extended by the Company to William E. Rich, due and payable in full on August 31, 1999, accruing interest at a rate of 7.69% per annum, pursuant to an exercise of options (the "Rich March 1995 Note"). This note and accumulated interest thereon were replaced with a note payable September 1, 2004 accruing interest at the rate of 6% with principal of $47,548 (the "Rich September 1999 Note").

       Two Promissory Notes, dated May 1, 1997, in the aggregate principal amount of $5,000 each extended by the Company to William E. Rich, due and payable in full on May 1, 2002, accruing interest at a rate of 6.85% per annum, pursuant to an exercise of options (the "Rich May 1997 Note").

       Two Promissory Notes, dated March 25, 1998, in the aggregate principal amount of $180,000 extended by the Company to William E. Rich, due and payable in full on March 25, 2003, accruing interest at a rate of 5.59% per annum, pursuant to an exercise of options (the "Rich March 1998 Notes").

       Promissory Note, dated March 25, 1998, in the aggregate principal amount of $15,000 extended by the Company to James H. Stanford, due and payable in full on March 25, 2003, accruing interest at a rate of 5.59% per annum, pursuant to an exercise of options (the "Stanford March 1998 Note").

       Promissory Note, dated May 31, 1998, in the aggregate principal amount of $50,000 extended by the Company to James H. Stanford, due and payable in full on May 31, 2003, accruing interest at a rate of 5.69% per annum, pursuant to an exercise of options (the "Stanford May 1998 Note").

       Promissory Note, dated September 15, 1999, in the aggregate principal amount of $77,500 extended by the Company to William E. Rich, due and payable in full on September 14, 2004, accruing interest at a rate of 5.82% per annum, pursuant to an exercise of options (the "Rich September 1999 Note").

       Loan Agreement, dated November 17, 1998, in the aggregate principal amount of $30,000 extended by the Company to William E. Rich, due and payable in full on November 17, 2003, accruing no interest (the "Rich Loan").

                                       3.

       Secured Loan Agreement, in the aggregate principal amount of $200,000 extended by the Company to William E. Rich to finance a house, due and payable in full December 30, 2003, accruing no interest in lieu of a 5% pay increase (the "Rich Housing Loan").

       Reference is made to the Joint Development Agreement.

       (b) Facilities Lease agreements of April 18, 1996, as amended, between the Company and Nearon Enterprises, LLC for space in 470 and 490 San Antonio Road, Palo Alto, California, expiring June 30, 2000 (the "Nearon Facilities Agreement").

       Facilities Lease agreement of February 3, 2000 between the Company and the John Arrillaga Survivor's Trust and the Richard T. Peery Separate Property Trust for a facility in Fremont, California terminating March 31, 2008 (the "Arrillaga Facility Agreement").

       Joint Venture Agreement dated January 25, 1999, with Sumitomo Corporation of Tokyo, Japan establishing Ciphergen Biosystems, KK (the "Sumitomo Joint Venture Agreement").

       Marketing and Distribution Agreement dated March 24, 1999 with Ciphergen Biosystems, KK for marketing rights to certain Company products in Japan (the "Japan Marketing and Distribution Agreement").

       Reference is made to the Joint Development Agreement.

       Loan and Lease Agreement dated September 12, 1997 with Pentech Financial Services, Inc. (the "Pentech 1997 Agreement"), in which the Company entered into a secured equipment loan and an equipment lease financing for an aggregate amount of $638,000 with three-year repayment terms. All drawdowns under this agreement have been completed. The current unpaid principal balance is $261,000.

       Loan and Lease Agreement, dated May 1, 1999, with Pentech Financial Services, Inc. (the "Pentech 1999 Agreement") in which the Company entered into a secured equipment loan and an equipment lease financing for an aggregate amount of up to $1,200,000 with three-year

                                       4.

repayment terms. Drawdowns totaling $685,000 have been made to date and the remainder must be completed by March 31, 2000. The current unpaid principal balance is $571,000.

       Loan and Security Agreement, dated June 23, 1999, with Imperial Bank for a line of credit based on eligible accounts receivable, with borrowing up to $1,500,000 with interest at Prime + 0.75% (the "Imperial Loan Agreement").

       Reference is made to the Rockefeller Agreement.

       Reference is made to the Assignment Agreement.

       Reference is made to the IllumeSys License Agreement.

       Reference is made to the CTI License Agreement.

       Reference is made to the Rich Housing Loan.

       Reference is made to the Rich Loan.

(c)    Reference is made to the Pentech 1997 Agreement.

       Reference is made to the Pentech 1999 Agreement.

       Reference is made to the Rich Housing Loan.

       Reference is made to the Rich Loan.

       Reference is made to the Imperial Loan Agreement.

       Reference is made to the Rockefeller Agreement.

                                       5.

              (d) The Chief Executive Officer and an outside director of the Company met with representatives of another company in November 1999 for purposes of exploring a potential business combination. No agreement was reached and no further discussions have taken place or are scheduled.

2.21   EMPLOYEE BENEFIT PLANS

       The Company has a 401(k) Plan.

       The Company has a Section 125 Cafeteria Plan.

       Gary Holmes, Director of Marketing, resigned and left the Company February 11, 2000. He has been replaced by Richard Rubin, former Director of Marketing at Molecular Dynamics, Inc., who has been an employee since June 1999, most recently acting as Western Regional Program Manager for Sales.

2.24   Reference is made to the Japan Marketing and Distribution Agreement.

       Reference is made to the Joint Development Agreement.















                                       6.